Lehman Brothers                                   Fri, 27 Aug 2004, 18:08:28 EDT
                                                  nstimola:SARM04-13_V12CPN



                              YIELD TABLE - BOND G1

                             SETTLE AS OF 08/30/04

      --------------------------------------------------------------------
                             BOND SUMMARY - BOND G1
      --------------------------------------------------------------------
        INITIAL COUPON: 1.940                    TYPE: Fltr
              ORIG BAL: 79,464,000

                                              FORMULA: (1m LIBOR)+30.00bp
                FACTOR: 1.0000000    CAP/FLOOR/MARGIN: 1000.00/0.00/0.30

           FACTOR DATE: 08/25/04             NEXT PMT: 09/25/04
                 DELAY: 0                       CUSIP: G3
      --------------------------------------------------------------------

                     --------------------------------------
                                           25 CPR
                                        LIB_1M: 1.64
                     --------------------------------------
                       PRICE         YIELD         DURATION
                     --------------------------------------


                      99.910000       1.98          3.25

                     --------------------------------------
                     AVERAGE LIFE            3.44186
                      FIRST PAY             09/25/04
                      LAST PAY              12/25/19
                     --------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.4960  1.7076  2.4494  2.8595  3.4266  4.2430  5.0417    Yield  1.5788  1.6200  1.6800  1.8800  2.1800  2.8319  3.2756
Coupon                  2.7500  2.7500  3.6250  4.7500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR   30YR
--------------------------------------------------------------------------------
3.6219  3.8982  4.3120  4.4677  4.6009  4.7165  4.9115  5.1264  5.3164  5.3937
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Fri, 27 Aug 2004, 18:08:29 EDT
                                                  nstimola:SARM04-13_V12CPN



                              YIELD TABLE - BOND G2

                             SETTLE AS OF 08/30/04

      --------------------------------------------------------------------
                             BOND SUMMARY - BOND G2
      --------------------------------------------------------------------
        INITIAL COUPON: 1.940                    TYPE: Fltr
              ORIG BAL: 300,000,000

                                              FORMULA: (1m LIBOR)+30.00bp
                FACTOR: 1.0000000    CAP/FLOOR/MARGIN: 1000.00/0.00/0.30

           FACTOR DATE: 08/25/04             NEXT PMT: 09/25/04
                 DELAY: 0                       CUSIP: G3
      --------------------------------------------------------------------

                     --------------------------------------
                                           25 CPR
                                        LIB_1M: 1.64
                     --------------------------------------
                       PRICE         YIELD         DURATION
                     --------------------------------------


                      99.920000       1.97          3.25

                     --------------------------------------
                     AVERAGE LIFE            3.44186
                      FIRST PAY             09/25/04
                      LAST PAY              12/25/19
                     --------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.4960  1.7076  2.4494  2.8595  3.4266  4.2430  5.0417    Yield  1.5788  1.6200  1.6800  1.8800  2.1800  2.8319  3.2756
Coupon                  2.7500  2.7500  3.6250  4.7500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR   30YR
--------------------------------------------------------------------------------
3.6219  3.8982  4.3120  4.4677  4.6009  4.7165  4.9115  5.1264  5.3164  5.3937
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Fri, 27 Aug 2004, 18:08:29 EDT
                                                  nstimola:SARM04-13_V12CPN



                              YIELD TABLE - BOND G3

                             SETTLE AS OF 08/30/04

      --------------------------------------------------------------------
                             BOND SUMMARY - BOND G3
      --------------------------------------------------------------------
        INITIAL COUPON: 1.940                    TYPE: Fltr
              ORIG BAL: 6,359,000

                                              FORMULA: (1m LIBOR)+30.00bp
                FACTOR: 1.0000000    CAP/FLOOR/MARGIN: 1000.00/0.00/0.30

           FACTOR DATE: 08/25/04             NEXT PMT: 09/25/04
                 DELAY: 0                       CUSIP: G3
      --------------------------------------------------------------------

                     --------------------------------------
                                           25 CPR
                                        LIB_1M: 1.64
                     --------------------------------------
                       PRICE         YIELD         DURATION
                     --------------------------------------


                      99.780000       2.02          3.24

                     --------------------------------------
                     AVERAGE LIFE            3.44186
                      FIRST PAY             09/25/04
                      LAST PAY              12/25/19
                     --------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.4960  1.7076  2.4494  2.8595  3.4266  4.2430  5.0417    Yield  1.5788  1.6200  1.6800  1.8800  2.1800  2.8319  3.2756
Coupon                  2.7500  2.7500  3.6250  4.7500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR   30YR
--------------------------------------------------------------------------------
3.6219  3.8982  4.3120  4.4677  4.6009  4.7165  4.9115  5.1264  5.3164  5.3937
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Fri, 27 Aug 2004, 18:08:30 EDT
                                                  nstimola:SARM04-13_V12CPN



                              YIELD TABLE - BOND G4

                             SETTLE AS OF 08/30/04

      --------------------------------------------------------------------
                             BOND SUMMARY - BOND G4
      --------------------------------------------------------------------
        INITIAL COUPON: 3.731                    TYPE: Fltr
              ORIG BAL: 45,000,000

                                              FORMULA: (6m LIBOR)+30.00bp
                FACTOR: 1.0000000    CAP/FLOOR/MARGIN: 1000.00/0.00/0.30

           FACTOR DATE: 08/25/04             NEXT PMT: 09/25/04
                 DELAY: 24                      CUSIP: G3
      --------------------------------------------------------------------

                     --------------------------------------
                                           25 CPR
                                        LIB_6M: 1.99
                     --------------------------------------
                        PRICE        YIELD       DURATION
                     --------------------------------------


                      103.290000     2.93          3.10

                     --------------------------------------
                     AVERAGE LIFE            3.44186
                      FIRST PAY             09/25/04
                      LAST PAY              12/25/19
                     --------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.4960  1.7076  2.4494  2.8595  3.4266  4.2430  5.0417    Yield  1.5788  1.6200  1.6800  1.8800  2.1800  2.8319  3.2756
Coupon                  2.7500  2.7500  3.6250  4.7500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR   30YR
--------------------------------------------------------------------------------
3.6219  3.8982  4.3120  4.4677  4.6009  4.7165  4.9115  5.1264  5.3164  5.3937
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Fri, 27 Aug 2004, 18:08:31 EDT
                                                  nstimola:SARM04-13_V12CPN



                              YIELD TABLE - BOND PURE_IO

                             SETTLE AS OF 08/30/04

      --------------------------------------------------------------------
                           BOND SUMMARY - BOND PURE_IO
      --------------------------------------------------------------------
          FIXED COUPON: 3.700                    TYPE: IO


              ORIG NOT: 0
                FACTOR: 1.0000000

           FACTOR DATE: 08/25/04             NEXT PMT: 09/25/04
                 DELAY: 24                      CUSIP: G3
      --------------------------------------------------------------------

                     --------------------------------------
                                           25 CPR
                     --------------------------------------
                        PRICE        YIELD       DURATION
                     --------------------------------------


                       7.690000      28.35         1.64

                     --------------------------------------
                     AVERAGE LIFE            3.41497
                      FIRST PAY             09/25/04
                      LAST PAY              12/25/19
                     --------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.4960  1.7076  2.4494  2.8595  3.4266  4.2430  5.0417    Yield  1.5788  1.6200  1.6800  1.8800  2.1800  2.8319  3.2756
Coupon                  2.7500  2.7500  3.6250  4.7500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR   30YR
--------------------------------------------------------------------------------
3.6219  3.8982  4.3120  4.4677  4.6009  4.7165  4.9115  5.1264  5.3164  5.3937
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Fri, 27 Aug 2004, 18:08:31 EDT
                                                  nstimola:SARM04-13_V12CPN



                            YIELD TABLE - BOND NASIO

                             SETTLE AS OF 08/30/04

      --------------------------------------------------------------------
                            BOND SUMMARY - BOND NASIO
      --------------------------------------------------------------------
          FIXED COUPON: 3.700                    TYPE: IO


              ORIG NOT: 0
                FACTOR: 1.0000000

           FACTOR DATE: 08/25/04             NEXT PMT: 09/25/04
                 DELAY: 24                      CUSIP: G3
      --------------------------------------------------------------------

                     --------------------------------------
                                           25 CPR
                     --------------------------------------
                        PRICE        YIELD       DURATION
                     --------------------------------------


                       4.100000       7.50         1.01

                     --------------------------------------
                     AVERAGE LIFE            1.18305
                      FIRST PAY             09/25/04
                      LAST PAY              09/25/08
                     --------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.4960  1.7076  2.4494  2.8595  3.4266  4.2430  5.0417    Yield  1.5788  1.6200  1.6800  1.8800  2.1800  2.8319  3.2756
Coupon                  2.7500  2.7500  3.6250  4.7500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR   30YR
--------------------------------------------------------------------------------
3.6219  3.8982  4.3120  4.4677  4.6009  4.7165  4.9115  5.1264  5.3164  5.3937
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Fri, 27 Aug 2004, 18:08:32 EDT
                                                  nstimola:SARM04-13_V12CPN



                            YIELD TABLE - BOND LEVIO

                             SETTLE AS OF 08/30/04

      --------------------------------------------------------------------
                            BOND SUMMARY - BOND LEVIO
      --------------------------------------------------------------------
          FIXED COUPON: 0.129                    TYPE: IO


              ORIG NOT: 0
                FACTOR: 1.0000000

           FACTOR DATE: 08/25/04             NEXT PMT: 09/25/04
                 DELAY: 24                      CUSIP: G3
      --------------------------------------------------------------------

                     --------------------------------------
                                          25 CPR
                     --------------------------------------
                        PRICE        YIELD       DURATION
                     --------------------------------------


                       1.440000      49.03         1.63

                     --------------------------------------
                     AVERAGE LIFE            3.44186
                      FIRST PAY             09/25/04
                      LAST PAY              12/25/19
                     --------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.4960  1.7076  2.4494  2.8595  3.4266  4.2430  5.0417    Yield  1.5788  1.6200  1.6800  1.8800  2.1800  2.8319  3.2756
Coupon                  2.7500  2.7500  3.6250  4.7500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR   30YR
--------------------------------------------------------------------------------
3.6219  3.8982  4.3120  4.4677  4.6009  4.7165  4.9115  5.1264  5.3164  5.3937
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.